Exhibit 10.1
CONFIDENTIAL
FINAL

AMENDMENT NO. 6 TO
AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT
BY AND BETWEEN
ASCENSION HEALTH AND R1 RCM INC.
    This Amendment No. 6 to the Master Professional Services Agreement (this “Amendment”) by and between Ascension Health (d/b/a Ascension Healthcare) (“Ascension Health”) and R1 RCM Holdco Inc. (f/k/a R1 RCM Inc., f/k/a Accretive Health, Inc.) (“Supplier”) is entered into as of the last date of execution hereof, and effective as of July 1, 2022 (the “Amendment Effective Date”). Ascension Health and Supplier are sometimes referred to in herein as a “Party” or collectively as the “Parties”. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Ascension MPSA or AMITA MPSA (as each is defined below).
    WHEREAS, the Parties entered into that certain Amended and Restated Master Professional Services Agreement, dated February 16, 2016, as amended, restated, supplemented or otherwise modified (the “Ascension MPSA”), which sets out a framework pursuant to which Supplier and Ascension Health and other Eligible Recipients may enter into Supplements for the provision of Services by Supplier;
    WHEREAS, the Parties, together with Alexian Brothers − AHS Midwest Region Health Co (doing business as AMITA Health) (“AMITA”) and Adventist Health System Sunbelt Healthcare Corporation (“AdventHealth”) entered into that certain Master Professional Services Agreement, dated November 1, 2018, as amended, restated, supplemented, or otherwise modified (the “AMITA MPSA”), which sets out a framework under which Supplier:
(a) provides Dependent Acute Services and Physician Advisory Services for the benefit of Acute Care facilities that are owned or controlled by Legacy Presence, pursuant to Supplement One to the AMITA MPSA (“Supplement #1”),
(b) provides Dependent Acute Services and Physician Advisory Services for the benefit of Acute Care facilities that are owned or controlled by certain Alexian Affiliates, pursuant to Supplement Two to the AMITA MPSA (“Supplement #2”);
(c) provides Dependent Provider Services for the benefit of Owned Eligible Medical Groups owned, controlled or employed by Legacy Presence, pursuant to Supplement Three to the AMITA MPSA (“Supplement #3”),
(d) provides Dependent Provider Services for the benefit of Owned Eligible Medical Groups owned, controlled or employed by certain Alexian Affiliates, pursuant to Supplement Four to the AMITA MPSA (“Supplement #4”);
    WHEREAS, as of even date herewith, the Parties, together with AMITA and AdventHealth, entered into that certain Contract Migration Agreement (“Contract Migration Agreement”), pursuant to which the Parties agreed to terminate the AMITA MPSA and migrate Supplier’s obligations with respect to the Presence Acute Group (including under Supplement #1), the Alexian Acute Group (including under Supplement #2), the Presence Provider Group (including under Supplement #3), and the Alexian Provider Group (including under Supplement #4), from the AMITA MPSA to the Ascension MPSA in accordance with the terms and conditions set forth herein; and
    WHEREAS, the Parties now desire to add new Supplements to be governed under the Ascension MPSA and make certain other related changes as set forth in this Amendment.
    NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Additional Definitions and Eligible Recipients
1.01For the avoidance of doubt, the Alexian Acute Group, the Presence Acute Group, the Alexian Provider Group and the Presence Provider Group, as well as any Entities that control any Migrated Group, are each Eligible Recipients under the Ascension MPSA. However, the Presence Acute Group and the Alexian Acute Group are neither Additional Book Eligible Recipients nor Current Book Eligible Recipients under the Ascension MPSA.
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1.02The definition of “Cost to Collect Factor,” as set forth in Exhibit 1 of the Ascension MPSA, is hereby deleted and replaced in its entirety with the following:

“Cost to Collect Factor” means the Additional Book Cost to Collect Factor, the Current Book Cost to Collect Factor, the Presence Acute Cost to Collect Factor or the Alexian Acute Cost to Collect Factor as applicable.

1.03The following definitions are hereby added to Exhibit 1 of the Ascension MPSA:

“Acute Group” means either the Presence Acute Group or the Alexian Acute Group.

“Alexian Acute Cost to Collect Factor” has the meaning given in Supplement 29.

“Alexian Acute Group” means the Entities set forth on Schedule A to this Amendment, each of which is, as of the Amendment Effective Date, Controlled by Alexian Brothers.

“Alexian Brothers” means Alexian Brothers Hospital Network.

“Alexian Provider Group” has the meaning given in EMG Services Addendum [#13] to Supplement 26 to the Ascension MPSA.

“Legacy Presence” means Presence Care Transformation Corporation (or any successor Entity thereto) or any Covered Affiliate that is Controlled by Presence Care Transformation Corporation (or any successor Entity thereto).

“Migrated Group” means any of (a) the Alexian Acute Group, (b) the Presence Acute Group, (c) the Presence Provider Group or (d) the Alexian Provider Group.

“Presence Acute Group” means the Entities set forth on Schedule A to this Amendment, each of which is, as of the Amendment Effective Date, Controlled by Legacy Presence.

“Presence/Alexian Acute Care Units” shall mean the Acute Care facilities included in the Acute Presence/Alexian Group.

“Presence Acute Cost to Collect Factor” has the meaning given in Supplement 28.

“Presence/Alexian Acute Group” shall mean, collectively, the Alexian Acute Group and the Presence Acute Group.

“Presence/Alexian Cost to Collect Factor” shall mean either (a) the Alexian Acute Cost to Collect Factor or (b) the Presence Acute Cost to Collect Factor.

“Presence Provider Group” has the meaning given in EMG Services Addendum [#14] to Supplement 26.

2.Addition of Supplements and Exhibits to Ascension MPSA and EMG Services Addenda and Exhibits to Supplement 26.
2.01     New Supplements and EMG Services Addenda - Effective as of the Amendment Effective Date, the Parties have entered into Supplement 28 to the Ascension MPSA (for the Presence Acute Group), Supplement 29 to the Ascension MPSA (for the Alexian Acute Group), EMG Services Addendum #13 to Supplement 26 to the Ascension MPSA (for the Presence Provider Group) and EMG Services Addendum #14 to Supplement 26 to the Ascension MPSA (for the Alexian Provider Group).
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2.02     EMG Services for the Alexian Provider Group and Presence Provider Group - Effective as of the Amendment Effective Date, Exhibit 1-A to Supplement 26 (EMG Services – For the Alexian Provider Group and the Presence Provider Group) is hereby added to Supplement 26, as set forth in Addendum 1 attached hereto. For the avoidance of doubt, Exhibit 1-A to Supplement 26 will apply solely to the Alexian Provider Group and the Presence Provider Group and will not apply to any other Eligible Medical Groups.
2.03    Acute Care Service Levels for the Alexian Acute Group and Presence Acute Group – Effective as of the Amendment Effective Date (but without limiting the retroactive effect of certain Services Levels as expressly set forth in Addendum 2), Exhibit 3-A (Service Levels - For the Alexian Acute Care Group and Presence Acute Care Group) is hereby added to the Ascension MPSA, as set forth in Addendum 2 attached hereto. For the avoidance of doubt, Exhibit 3-A will apply solely to the Presence Acute Group and the Alexian Acute Group and will not apply to the Current Book Eligible Recipients or the Additional Book Eligible Recipients.
2.04    EMG Service Levels for the Alexian Provider Group and Presence Provider Group –Effective as of the Amendment Effective Date (but without limiting the retroactive effect of certain Services Levels as expressly set forth in Addendum 3), Exhibit 4-A to Supplement 26 (Service Levels – For the Alexian Provider Group and the Presence Provider Group) is hereby added to Supplement 26, as set forth in Addendum 3 attached hereto. For the avoidance of doubt, Exhibit 4-A to Supplement 26 will apply solely to the Alexian Provider Group and the Presence Provider Group and will not apply to any other Eligible Medical Groups.
2.05     EMG Incentive Fees - Effective as of the Amendment Effective Date, Exhibit 3-A to Supplement 26 (EMG Incentive Fees – For the Alexian Provider Group and the Presence Provider Group) is hereby added to Supplement 26, as set forth in Addendum 4 attached hereto. For the avoidance of doubt, Exhibit 3-A to Supplement 26 will apply solely to the Alexian Provider Group and the Presence Provider Group and will not apply to any other Eligible Medical Groups and, in lieu of the calculations set forth in Exhibit 3 to the AMG Supplement, the EMG Incentive Fees for each of the Alexian Provider Group and Presence Provider Group will be determined in accordance with Addendum 4 attached hereto; provided that (a) the Appendices to Exhibit 3 to Supplement 26 will apply to the Alexian Provider Group and the Presence Provider Group, and (b) for purposes of Appendix B of Exhibit 3 of Supplement 26, the Alexian Provider Group and Presence Provider Group shall be deemed included in the “Phase 1 Group”.
3.Acute Services - Modifications to Dependent Services Exhibit for Presence Acute Group and Alexian Acute Group.
Effective as of the Amendment Effective Date, the following is hereby added as Dependent Services to Section 1(a) of Exhibit 2-A (Dependent Services) to the Ascension MPSA that Supplier is obligated to provide solely for the Presence Acute Group and the Alexian Acute Group and for no other Eligible Recipients, except to the extent otherwise agreed by the Parties in writing:
Scheduling (including inpatient, outpatient, and diagnostics) – In accordance with Ascension Health Standards and each individual hospital’s technical systems, policies, and practices ensure that critical information and all core set of data elements are obtained from either the patient or the referring physician practice to enable successful subsequent front end processes. To aid scheduling processes, provide patient in advance with instructions based on the scheduled medical procedure, manage physician orders as directed by such physician for scheduled medical procedures, manage Ascension Health medical procedure facility schedule as directed, and provide follow up or reminders of scheduled visits.
“BCBSIL UPP Reimbursement Management” -- Supplier shall undertake the following activities solely for the benefit of the Presence Acute Group and the Alexian Acute Group: Utilize Blue Cross Blue Shield Illinois experience reports as provided by Ascension Health or the Presence/Alexian Acute Care Units to validate actual reimbursements compared to expected reimbursement for underpayment and denial recovery
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.IL Medicaid and State Payor AR Management -- Supplier shall undertake the following activities solely for the benefit of the Presence Acute Group and the Alexian Acute Group: As made available by State of Illinois programs defined as traditional Medicaid, managed care organizations, and all commercial payors funded by the State. Supplier will request, monitor and maintain payor ‘promise to pay’ status on adjudicated but unpaid claims for accounts receivable management and reporting to finance departments of the Presence Acute Group and the Alexian Acute Group to assist with identifying accounts receivable with delayed payment due to State funding.
4.Acute Incentive Fees - Modifications to Incentive Fees for Alexian Acute Group and Presence Acute Group
4.01     Subject to the Performance Targets, Metric Weights and Upper Bounds and Lower Bounds for each Operating Metric set forth in Supplement 28 and Supplement 29, respectively, and Sections 4.02 through 4.04 below, the Incentive Payment for each of the Presence Acute Group and the Alexian Acute Group will be determined in accordance with Exhibit 4-B to the MPSA (as amended); provided that the changes to Exhibit 4-B described in Section 4.02 through 4.04 below will only apply through [*****]. For the avoidance of doubt, the [*****] that is planned to become effective on [*****].

4.02     Notwithstanding Section 1.2 of Exhibit 4-B to the MPSA, from [*****] through [*****], with respect to each of the Presence Acute Group and the Alexian Acute Group, the numeral in sub-clause (ii) in each of the definitions of “Balance Sheet Incentive Payment” and “Income Statement Incentive Payment” in Exhibit 4-B is hereby modified to be [*****] instead of [*****].
4.03     Notwithstanding Section 6 of Exhibit 4-B to the MPSA, from [*****] through [*****], with respect each of the Presence Acute Group and the Alexian Acute Group, the definitions of “Performance Score” and “Performance Target” are hereby revised as follows.
“Performance Score” means the percentage value assigned to the Operating Metric based on the relationship of the Actual Performance for the Operating Metric as compared to the Performance Target and the Lower Bound and the Upper Bound. For any Operating Metric, the Performance Score resulting from Actual Performance shall equal the result of the following equation (expressed as a percentage): the sum of (A) the result of (x) the difference of the Actual Performance with respect to such Operating Metric minus the Performance Target, divided by (y) the difference of the applicable Upper Bound minus the applicable Performance Target, which result will be multiplied by (z) [*****], and (B) [*****].
[*****] = Performance Score

For example, an Actual Performance of [*****] for an Operating Metric that has a Lower Bound of [*****], a Performance Target of [*****] and an Upper Bound of [*****] would result in a Performance Score of [*****] since:
[*****]
Notwithstanding the foregoing, the maximum Performance Score is [*****] and the minimum Performance Score is [*****]
“Performance Target” means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of the fraction [*****] expressed as a percentage.
4.04     Notwithstanding Section 8.5 of Exhibit 4-B to the MPSA, from [*****] through [*****], with respect to each of the Presence Acute Group and the Alexian Acute Group, the table in Section 8.5 to Exhibit 4-B is hereby revised as shown below.
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#	Metric	0% Target	[*****]	100% Target
1)	Metric Removed
2)	[*****]	[*****]	Pursuant to Section 3.3	[*****]
3)	[*****]
4)	[*****]	[*****]	Pursuant to Section 3.3	[*****]
5)	[*****]	[*****]	Pursuant to Section 3.3	[*****]
6)	[*****]
7)	[*****]	[*****]	Pursuant to Section 3.3	[*****]
8a)	[*****]	[*****]	Pursuant to Section 3.3	[*****]
8b)	[*****]	[*****]	Pursuant to Section 3.3	[*****]
9)	[*****]	[*****]	Pursuant to Section 3.3	[*****]
10)	[*****]

5.Implementation Fees for Legacy Presence and Alexian Brothers
5.01     During the period running from [*****] through [*****], if Legacy Presence, Alexian Brothers or any Entity in the Presence Acute Group or Alexian Acute Group acquires a new Eligible Recipient Unit for Acute Care, then the references to [*****] in Section 5 of Exhibit 4-A to the Ascension MPSA will be modified to be [*****] for purposes of calculating the Implementation Fee. For clarity, with respect to any Eligible Recipient Unit acquired by any Entity in the Presence Acute Group or Alexian Acute Group after [*****], (a) the foregoing modification will not apply, and (b) the [*****] from Section 5 of Exhibit 4-A to the Ascension MPSA shall be used for purposes of calculating the Implementation Fee.
6.Limitation of Liability.
Effective as of the Amendment Effective Date, Section 18.2(b) of the Ascension MPSA is hereby deleted and replaced in its entirety with the below.
“Liability Cap. Except as provided in this Section 18.2, the total aggregate liability of either Party, for claims asserted by the other Party under or in connection with this Agreement, regardless of the form of the action or the theory of recovery, shall be limited to [*****] per calendar year. For avoidance of doubt, this annual liability cap is an aggregate liability cap for this Agreement and all Supplements.”

7.Compliance.
Effective as of the Amendment Effective Date, Section 3.2 of Exhibit 11 of the Ascension MPSA is hereby deleted in its entirety.
8.Approved Data Subcontractors for Legacy Presence and Alexian Brothers.
8.01     Ascension Health hereby approves Supplier’s use of [*****] as Data Subcontractors under the Ascension MPSA, in each case, subject to the terms and conditions set forth in the Data Subcontractor Acknowledgements entered into between AMITA and Supplier on [*****] and [*****], respectively, but solely for the provision of the applicable approved categories of services (as set forth in each Data Subcontractor Acknowledgment) for Legacy Presence and Alexian Brothers.

9.Miscellaneous.
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9.01    The Parties agree and acknowledge that, except as otherwise expressly amended by this Amendment, (a) the Ascension MPSA remains in full force and effect according to its terms and conditions, (b) except as expressly set forth herein, this Amendment shall not affect any rights of a Party that accrued with respect to the Ascension MPSA prior to the Amendment Effective Date and (c) this Amendment shall not release a Party from any obligations, liabilities, or other claims that may have arisen under the Ascension MPSA prior to the Amendment Effective Date. The Parties agree that this Amendment represents compliance with all obligations relating to the Presence and Alexian Contract Migration, as defined in and set forth in the Contract Migration Agreement.
9.02    Prior to [*****], the Parties agree to discuss in good faith potential amendments to the MPSA for purposes of: (a) simplifying the Subcontractor approval process, while maintaining all relevant controls currently specified therein; and (b) modernizing the terms related to information security and each Party’s Intellectual Property Rights (e.g., to reflect the delivery of certain technologies as software-as-a-service).
9.03    This Amendment may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

Agreed to and Accepted by:

R1 RCM Holdco Inc. (f/k/a R1 RCM Inc.) By: /s/ John Sparby Name: John Sparby Title: Executive Vice President and Chief Operating Officer Date: July 1, 2022
Ascension Health (d/b/a Ascension Healthcare)

By:    /s/ Jon Sohn

Name:    Jon Sohn

Title: Senior Vice President, Chief Revenue Officer, Ascension, on behalf of Ascension Health d/b/a Ascension Healthcare

Date: July 1, 2022

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Schedule A
List of Entities in Presence Acute Group and Alexian Acute Group
Presence Acute Group:

1.Presence Chicago Hospitals Network d/b/a Presence Holy Family Medical Center;
2.Presence Chicago Hospitals Network d/b/a Presence Resurrection Medical Center
3.Presence Chicago Hospitals Network d/b/a Presence Saint Francis Hospital
4.Presence Chicago Hospitals Network d/b/a Presence Saint Joseph Hospital – Chicago
5.Presence Chicago Hospitals Network d/b/a Presence Saint Elizabeth Hospital
6.Presence Chicago Hospitals Network d/b/a Presence Saint Mary of Nazareth Hospital
7.Presence Central and Suburban Hospitals Network d/b/a Presence Mercy Medical Center
8.Presence Central and Suburban Hospitals Network d/b/a Presence Saint Joseph Hospital – Elgin
9.Presence Central and Suburban Hospitals Network d/b/a Presence Saint Joseph Medical Center
10.Presence Central and Suburban Hospitals Network d/b/a Presence St. Mary’s Hospital – Kankakee

Alexian Acute Group:

1.Alexian Brothers Medical Center
2.St. Alexius Medical Center
3.Alexian Brothers Behavioral Health Hospital

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Addendum 1
Exhibit 1-A to Supplement 26
(EMG Services– For the Alexian Provider Group and the Presence Provider Group)
The EMG Services described below are being undertaken for the purposes of optimizing the Revenue Cycle Operations process to maximize compliant collections from the amounts billable as a result of operations of the Alexian Provider Group or Presence Provider Group, as applicable. None of the EMG Services described below are being undertaken to manage medical decisions or business operations of the Alexian Provider Group or Presence Provider Group, nor are any of the Services intended to increase the volume of operations of the Alexian Provider Group or Presence Provider Group.

With respect to each function in the revenue cycle operations of the Alexian Provider Group or Presence Provider Group, Annex A to this Exhibit 1-A attached hereto sets forth ownership, applicable technology, and whether Supplier is responsible for implementing related processes and performance improvement.

1.EMG Services. In accordance with Section 4.1 of the MPSA, Supplier shall provide the following EMG Services, subject to the allocation of tasks set forth in Annex A to this Exhibit 1-A.
a.Medical Group Market Services. For purposes of this Addendum, “Medical Group Market Services” shall include the following functional areas:
i.PRE-SERVICE – Supplier will provide leadership, management oversight, staffing and technical expertise of:

•Authorization/Referral (Verification) – Supplier will (i) perform authorization clearance services for patients to verify that an authorization is in place, and (ii) document all required authorizations.

•Insurance Eligibility Verification (Financial Clearance) – Once the payer is identified, check benefit eligibility and obtain verification from insurance (governmental or commercial) that the patient reported insurance for the applicable service is still in force and will reimburse the provider for the service.

ii.TIME OF SERVICE - Supplier will directly provide leadership, management oversight, staffing and technical expertise of, or indirectly support through implementation of “best practices” and process standardization, the following services:

•Self-Pay Financial Advocacy and Eligibility of Services (e.g., self-pay conversions) (Financial Counseling) – For those patients that are unaware of what insurance they have, or declare they have no insurance, work diligently and use proprietary tools to gather information to understand what might be an acceptable source of reimbursement.

•Registration – Obtaining all required patient liability (i.e., outstanding balance), clinical, demographic, and financial information from patients that was not obtained during scheduling or pre-registration when the patient is present for service regardless of status (scheduled or walk-in). Obtaining information necessary to obtain financial clearance at time of service (to include collection of co-pay, deductible, or co-insurance).

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•Collection of Residuals – Support and monitor the patient education and communication process, present the opportunity for patients to pay their patient balances as both a convenience and improvement to patient flow at the point of service.

iii.CHARGING/CODING - Supplier will directly provide leadership, management oversight, staffing and technical expertise of, or indirectly support through implementation of “best practices” and process standardization, the following services:

•Physician Coding Review/Audit – For operations that result in reviewing of medical records; Medical records are reviewed in order to determine appropriate charges billed, CPT and/or ICD-10 coding, and that providers are in accordance with any and all regulatory guidelines.

•Physician Education-  For operations that result in educating and training providers based on audit findings and trends to ensure proper coding and supported documentation. In addition, ensuring that providers are educated on applicable regulatory coding changes.

•Abstract Coding- Ensuring that once a medical record of service is completed, coders have used the appropriate ICD- 10 CM, CPT, HCPCS codes and modifiers as supported by documentation.

iv.POST-SERVICE - Supplier will directly provide leadership, management oversight, staffing and technical expertise of, or indirectly (depending on the applicable patient accounting system) support through implementation of “best practices” and process standardization, the following services:

•Coding Supported Accounts Receivable Management – Once a medical record coding and/or charge entry is completed and submitted for billing, identify and remedy billing deficiencies in accordance with payer requirements and compliant billing practices. When required, utilize certified coding professional to review and correct billing editor rejections and payer denials to correct and resubmit claims.

•Charge Capture/ Pre-Bill, Post-Bill (Charge Optimization) - Use automated and manual methods, including retrospectively, to correctly bill gross revenue and to capture applicable and authorized charges on the bill that is sent to the payer/ patient, while remaining in compliance with all applicable laws and guidelines. For retrospective review, analyze claims after the bill has been sent to look for incorrect or missing charges or codes, and initiate confirmation and rebill processes to ensure all applicable and authorized charges have been captured by clinical departments and re-billed to the payer/ patient.

b.Platform-Specific Services – For purposes of this Addendum, “Platform-Specific Services” shall include the following functional areas:

POST-SERVICE – Supplier will directly provide leadership, management oversight, staffing and technical expertise of, or indirectly (depending on the applicable patient accounting system) support through implementation of “best practices” and process standardization, the following services:

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•Billing/Claims Processing, Claims Scrubbing/Preparation/Claims Submission - Send all required information to the billing editor application or system so that a claim proceeds to the applicable payer. Though the goal is to have no bill editor rejects, Supplier shall oversee processes to resolve all discrepancies in a timely manner for resubmission of the bill to the applicable payer. Once the insurance balance is resolved, confirm that the applicable patient billing system sends a bill for the residual patient responsibility. Recommend billing edits and bridge routines to improve the number of claims sent to the payer without intervention and/or to reduce denials.

•Credits (Refund Processing) - Research credit balances and reasons for credit balances (e.g., over-contractualization, system processing issues, actual over-payments, etc.), and prepare appropriate payment alterations where no refund is due. Supplier shall process credit balances for refund payment for Ascension Affiliates’ review and consent. Implement processes necessary to comply with state escheatment laws for uncashed refund payments.

•Unpostables – Research and gather all information necessary to support posting an “Unpostable” to the correct account. “Unpostables” are unidentified remittances, whether made by check, cash payment, remit or individual account balance, which do not contain sufficient information to accurately process and post such payments to a patient account.

•Credit Card Processing – Manage and/or support processes for patient and payer credit card processing.
•Cash Posting and Processing (Lockbox and Payment Posting) – Electronically and manually post cash from both payers’ and patients’ accounts and reconcile outstanding accounts receivable in a timely and accurate manner. Reconcile daily cash at patient account level to the extent reasonably feasible (except Ascension will be responsible for general ledger and patient accounting reconciliation). Post payments not processed electronically (e.g., over-the-counter deposits, payroll deductions, returned lockbox items, bank credit/debit adjustments, credit card chargebacks) on the day such items are received or in a longer timeframe determined by Ascension to be proper. Identify and reconcile unidentified cash receipts and daily lockbox deposits to payment posting in the patient accounting system on a daily basis.

•Third Party Collections and Self-Pay Follow-Up (internal and external collection activities) (AR Follow-up) - Manage the collection process in accordance with Ascension Health Standards, federal, state and local hospital policies and practices. Coordinate with third party collectors for debt in default. Attempt to resolve all issues (e.g. registration, coding, billing, clinical, etc.) which have caused a partial or full denial. Perform denial and appeal service on third party claims, including review Remittance Advice and/or Explanation of Benefits and determine payment discrepancies between actual payment and expected payment. Create and send appeal letters for accounts that have been denied by the insurance payer. As necessary, resubmit all applicable bills to the payer and make improvements to attempt reduction or elimination of re-occurrence of such events. This service includes all non-zero balances.

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•Denial Management (Operational and Clinical) - Attempt to resolve all issues (e.g., registration, coding, billing, clinical, etc.) which have caused a partial or full denial. Resubmit the applicable bill to the payer as necessary and make systemic improvements to reduce or eliminate re-occurrence. Implement process improvements to reduce future denials based on root cause analysis of current denials.

•Customer Service (Patient Billing/Patient Financial Services) – Provide an inbound call center capability and mail response capabilities for patient inquires, complaints, and possible payment/resolutions via a phone number and address listed on the patient bill. Customer service agent shall handle and resolve a wide range of questions or issues to include disputes. Supplier shall record all relevant customer service calls and maintain recordings for a period of a least ninety (90) days after the date of call, making such recordings available to Ascension upon request. Manage all correspondence received by the call center or patient correspondence sent to a physician group within the Alexian Provider Group’s or Presence Provider Group’s lockbox. This function will also include processing post-service financial assistance applications, Medicaid applications, and other patient liability functions (e.g. bankruptcy, attorney requests, etc). This call center will receive calls for both acute care and professional fee patient balances at the mutual agreement of the Alexian Provider Group or Presence Provider Group, as applicable.

•Patient Statement/Pre-Collect – Manage processing of patient statements and perform patient/ authorized guarantor non-defaulted receivables collection services.

•Bad Debt Management (Self-Pay Collections) - Manage patient bad debt through internal means and/or third party vendors and maintain documentation to support bad debt logging.

•Underpayment Review/Recovery – Use a contract management system and other tools or vendors to identify claims (after all efforts related to AR follow-up have been exhausted) that were not technically paid correctly (commonly due to a payer mistake or a misinterpretation of or a vague contractual term). Once such claims have been identified, appeal such claims and follow-up until either the claim is paid correctly or the contract is clarified for re-modeling or changed.

•Patient Billing / Secondary Billing – Identified as part of the registration process (preferred) or subsequently from the patient at time of patient billing. Send a secondary payer bill for the patient responsibility portion of such bill after the primary insurance is settled to gain reimbursement from a secondary insurance payer.

•AR Oversight Support as Appropriate to Support General Operations – Provide oversight of open accounts receivable and escalate items as appropriate to assist the Alexian Provider Group and Presence Provider Group to timely resolve items and maximize collections.

c.OTHER SERVICES – The Platform-Specific Services and the Medical Group Market Services will include the additional services listed below, which Supplier will provide across all Pre-Service, Time of Service and Post-Service functional areas:

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•Revenue Cycle Analytics and Reporting - Provide detailed reports and analytical support to revenue cycle functions through data mining, analysis and report creation.

•Revenue Cycle Technology and Support - Revenue cycle support services including, but not limited to, technology support, training and special projects.

•Revenue Cycle Training - Conduct training and quality assurance across all revenue cycle processes.

•Vendor Management - Contracting for and management of vendor relationships specializing in revenue cycle sub-functions including areas such as authorization management, coding and debt collection.

•IL Medicaid and State Payor AR Management - As made available by State of Illinois programs defined as traditional Medicaid, managed care organizations, and all commercial payors funded by the State. Upon the request of the finance departments of the Alexian Provider Group or Presence Provider Group, Supplier will request, monitor and maintain payor ‘promise to pay’ status on adjudicated but unpaid claims for accounts receivable management and reporting to finance departments of the Alexian Provider Group or Presence Provider Group to assist with identifying accounts receivable with delayed payment due to State funding.

2.Out of Scope Services.
Without limiting Section 4.1 of the MPSA, the Parties agree that any services that are not described in Section 1 of this Exhibit 1-A shall be considered to be out-of-scope services unless agreed to in writing by Supplier and the Alexian Provider Group or Presence Provider Group, as applicable. Notwithstanding the foregoing, the Parties acknowledge that (i) Supplier shall be responsible for overall performance improvement across the entire revenue cycle with respect to the Alexian Provider Group or the Presence Provider Group and will be accountable for revenue cycle performance of the Alexian Provider Group and Presence Provider Group through the Provider Incentive Fee Payments and Provider Service Levels and (ii) in the future, certain out-of-scope services may be provided by Supplier for the Alexian Provider Group or Presence Provider Group in accordance with Section 4.3(a) of the MPSA.

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Annex A to Exhibit 1-A

Segment	Step	Function	Task Ownership (Non-athena)		Task Ownership (athena)			Dep Services	Exceptions	Technology	Processes	Performance Improvement
			AM/PR	R1	AM/PR	Athena	R1	transitioning to R1		R1	R1	R1
Pre-Service	1	Scheduling	X		X					N/A	N/A	Yes
Pre-Service	1	Order Entry	X		X					N/A	N/A	Yes
Pre-Service	2	Authorization - Creation	X		X					N/A	Yes	Yes
Pre-Service	2	Authorization - Verification		X			X	Yes		R1 Access/Phreesia	Yes	Yes
Pre-Service	2	Referral - Creation	X		X					N/A	Yes	Yes
Pre-Service	2	Referral - Verification		X			X	Yes		R1 Access/Phreesia	Yes	Yes
Pre-Service	2	Eligibility - Financial Clearance		X			X	Yes		R1 Access/Phreesia	Yes	Yes
Time of Service	3	Financial Counseling		X			X	Yes		R1/Access	Yes	Yes
Time of Service	4	Eligibility - TOS	X		X					R1 Link	Yes	Yes
Time of Service	4	Registration	X		X					R1 Link	Yes	Yes
Time of Service	4	Check-in	X		X					R1 Link	Yes	Yes
Time of Service	4	Practice Management	X		X					N/A	N/A	Yes
Charging/Codin	5	Documentation Capture	X		X					N/A	N/A	Yes
Charging/Codin	5	Abstract Coding		X			X					
Charging/Codin	5	Physician Coding Review/Audit		X			X			N/A	N/A	Yes
Charging/Codin	5	HCC & Quality Measures	X		X					N/A	N/A	Yes
Charging/Codin	6	Charge Capture/Entry	X		X					N/A	Yes	Yes
Charging/Codin	7	Physician Education		X			X			N/A	N/A	Yes
Post-Service	8	Billing/Claims Processing		X		X				N/A	Yes	Yes
Post-Service	8	Claims Scrub and preparation		X		X				N/A	Yes	Yes
Post-Service	8	Claims Submission		X		X				N/A	Yes	Yes
Post-Service	9	Refund Processing		X			X	Yes		R1D/ePARS	Yes	Yes
Post-Service	9	Unpostables		X			X	Yes		R1D/ePARS	Yes	Yes
Post-Service	9	Credit Card Processing		X		X				N/A	Yes	Yes
Post-Service	9	Lockbox, Payment Posting		X		X		Shared Lockbox Acute si		N/A	Yes	Yes
Post-Service	10	AR Oversight		X			X	Yes		R1D/ePARS	Yes	Yes
Post-Service	10	AR Follow-up	X	X	X	X	X	Yes	Hold Codes	R1D/ePARS	Yes	Yes
Post-Service	10	Denials Management	X	X	X	X	X	Yes	Hold Codes	R1D/ePARS	Yes	Yes
Post-Service	11	Customer Service		X			X	Yes		R1Contact	Yes	Yes
Post-Service	12	Patient Statements		X		X				N/A	Yes	Yes
Post-Service	12	Self-Pay Collections		X			X	Yes		R1Contact	Yes	Yes
Post-Service	12	Pre-Collect		X			X	Yes		R1Contact	Yes	Yes
Post-Service	13	Underpayments		X			X	Yes		R1	Yes	Yes
Post-Service	14	Charge optimization		X			X	Yes		R1	Yes	Yes
All	1-14	Stakeholder Management	X	X	X		X

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Addendum 2
Exhibit 3-A
(Service Levels - For the Alexian Acute Care Group and Presence Acute Care Group)
This Exhibit 3-A shall govern all Service Levels with respect to Dependent Services, solely to the extent provided to the Presence/Alexian Acute Care Units, which comprise the Presence/Alexian Acute Group. Exhibit 3 (excluding, for clarity, this Exhibit 3-A) shall continue to apply to Dependent Services provided to all other Acute Care Eligible Recipients.
1.Definitions.
•For purposes of this Exhibit 3-A, the Alexian Acute Group and the Presence Acute Group will be treated as one single Acute Group, known as the Presence/Alexian Acute Group.
•“Acute Service Level Default” means, in accordance with this Exhibit 3-A, Supplier’s level of performance for a particular Service Level fails to meet the applicable Acute Target Level during the applicable Measurement Window (which Measurement Window starts and ends after the applicable Acute Service Level Effective Date) with respect to an applicable Acute Group.
•“Acute Service Level Effective Date” means, with respect to each Service Level as applied to a particular Acute Group, in accordance with this Exhibit 3-A, the date that such Service Level will be effective and enforced, which shall be the date that is [*****] after the Acute SLA Measurement Commencement Date applicable to such Service Level; provided that the Acute Service Level Effective Date will be deemed to be: (i) for Service Levels 5 (provided that sub-components of Service Level 5 will [*****], as set forth in Section 3.5 below) and 13, [*****]; (ii) for Service Levels 1, 2, 6, 7, 8 and 10, [*****]; (iii) for Service Levels 4, 11 and 12, [*****]; and (iv) for Service Levels 3 and 9, [*****].
•“Acute SLA Measurement Commencement Date” means, with respect to each Service Level as applied to a particular Acute Group(s), the date that such Service Level will start to be measured, tracked, and recorded, which shall be the Commencement Date for the Dependent Service against which the applicable Service Level is applied.
•“Service Level” means, with respect to this Exhibit 3-A only, any service level described in one of the following Sections (and any additional service levels agreed to by the Parties): Section 3.1 (“Service Level 1”), Section 3.2 (“Service Level 2”), Section 3.3 (“Service Level 3”), Section 3.4 (“Service Level 4”), Section 3.5 (“Service Level 5”), Section 3.6 (“Service Level 6”), Section 3.7 (“Service Level 7”), Section 3.8 (“Service Level 8”), Section 3.9 (“Service Level 9”), Section 3.10 (“Service Level 10”), Section 3.11 (“Service Level 11”), Section 3.12 (“Service Level 12”) and Section 3.13 (“Service Level 13”).
2.General.
2.1 As of the Acute SLA Measurement Commencement Date with respect to each Service Level for an Acute Group(s), Supplier will perform the Dependent Services with the intention to meet or exceed the Acute Target Levels (as defined below) for the Service Levels by its applicable Acute Service Level Effective Date, in accordance with this Exhibit 3-A. For the avoidance of doubt, in no event shall Supplier be liable for any Acute Service Level Default (including any Acute Service Level Credits) with respect to any Service Level prior to the applicable Acute Service Level Effective Date for any Acute Group.
As of the Acute SLA Measurement Commencement Date for each Service Level and continuing through the remainder of the applicable Supplement Term, Supplier shall, in accordance with this Exhibit 3-A, monitor, measure, collect, record and report Supplier’s performance of certain Dependent Services with respect to the metric applicable to each Service Level.
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2.2 Supplier shall report to Ascension Health and the Presence/Alexian Acute Group regarding Supplier’s performance, with respect to the applicable Acute Group, against each of the Service Levels for each Measurement Window.
2.3 Ascension Health, with respect to each applicable Acute Group, will have the right to receive Acute Service Level Credits, to be applied against the applicable portion of the Acute Base Fee in accordance with Section 7 below.
2.4 Supplier shall provide Ascension Health and each Acute Group with the performance reporting for the Dependent Services, as specified in Section 6 below and as set forth in Section 9.2 of the MPSA.
The Parties acknowledge and agree that, for purposes of this Exhibit 3-A, the Acute Target Levels and Service Level metrics are intended to reflect rational and reasonable standards of performance in line with industry standards, but are not intended to be in the top quartile of performance standards; provided that the Parties may, in accordance with Section 5, mutually agree to increase any Acute Target Levels or Service Level metrics during the applicable Supplement Term to be in such top quartile.
3.Service Level Criteria - Supplier will measure Supplier’s performance against the following Service Levels.
3.1 Service Level 1 - This Service Level will apply to all existing and new Supplier’s In-Scope Shared Service Centers that receive patient calls and will be composed of the following two (2) equally-weighted components (the “Acute Service Level 1 Components”):
(a)In-Scope Shared Service Centers Mean Speed to Answer (mean wait time, in seconds, to answer calls at Supplier’s In-Scope Shared Service Centers). This Service Level shall mean for a given Measurement Window for all of the Presence/Alexian Acute Care Units in a particular Acute Group, (i) the SSC Acute Aggregate Hold Time divided by (ii) the number of calls to Supplier’s In-Scope Shared Service Center for all such Presence/Alexian Acute Care Units for which the caller requested to speak with a Supplier representative during the Measurement Window.  For purposes of calculating this Service Level, “SSC Acute Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to Supplier’s In-Scope Shared Service Center for all of the Presence/Alexian Acute Care Units in a particular Acute Group (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to the applicable In-Scope Shared Service Center.
(b)Scheduling Mean Speed to Answer (mean wait time, in seconds, to answer scheduling calls at scheduling departments owned or managed by Supplier). This Service Level shall mean for a given Measurement Window for all of the Presence/Alexian Acute Care Units in a particular Acute Group, (i) the Scheduling Acute Aggregate Hold Time divided by (ii) the number of calls to the scheduling department owned or managed by Supplier for all such Presence/Alexian Acute Care Units for which the caller requested to schedule service with a Supplier representative during the Measurement Window. For purposes of calculating this Service Level, “Scheduling Acute Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to the scheduling department owned or managed by Supplier for all of the Presence/Alexian Acute Care Units in a particular Acute Group (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to the scheduling department owned or managed by Supplier with respect to all of the Presence/Alexian Acute Care Units in such Acute Group.
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(c)In-Scope Shared Service Centers Abandonment Rate. This Service Level shall mean for a given Measurement Window for all of the Presence/Alexian Acute Care Units in a particular Acute Group, (i) the number of calls to Supplier’s In-Scope Shared Service Center with respect to all such Presence/Alexian Acute Care Units entering the queue that are abandoned after at least 20 seconds in the queue, divided by (ii) the total number of inbound calls.
(d)Scheduling Abandonment Rate. This Service Level shall mean for a given Measurement Window for all of the Presence/Alexian Acute Care Units in a particular Acute Group, (i) the number of calls to Supplier’s scheduling department with respect to all such Presence/Alexian Acute Care Units entering the queue that are abandoned after at least 20 seconds in the queue, divided by (ii) the total number of inbound calls.
3.2 Service Level 2 - Percentage of scheduled patients who have 100% Financial Clearance completion. This Service Level shall mean, for a given Measurement Window for all of the Presence/Alexian Acute Care Units in a particular Acute Group, (a) the number of patients (both inpatient and outpatient) who had an appointment at such facility which appointment (1) was scheduled 48 hours or more prior to such patient’s appointment, and (2) occurs during such Measurement Window and who had 100% Financial Clearance divided by (b) the number of patients, both inpatient and outpatient, who had an appointment at such facility which appointment (1) was scheduled 48 hours or more prior to such patient’s appointment, and (2) occurs during such Measurement Window, expressed as a percentage. “Financial Clearance” shall mean that (i) contact has been made with the patient when applicable, (ii) the patient’s demographics have been confirmed and updated, (iii) the patient’s eligibility has been identified, and (iv) the requisite insurance authorization has been obtained.
3.3 Service Level 3 - [*****]
3.4 Service Level 4 - [*****]
3.5 Service Level 5 - Patient Experience – Patient Survey Response.
(a)     Metric. This Service Level metric shall mean, for all of the Presence/Alexian Acute Care Units in a particular Acute Group during any Measurement Window, each of (i) the Registration Survey Score and (ii) the PFSS Survey Score.
(b)     Definitions. For purposes hereof, the following terms shall have the meanings ascribed to such terms below:
(1)“Registration Survey Score” shall mean, for all Presence/Alexian Acute Care Units in a particular Acute Group during any Measurement Window, the percentage of responses to the Press Ganey Outpatient Survey that indicate a score of 5 (best score) on a scale of 1 to 5 in the “Standard Registration” category. The Registration Survey Score calculations will be measured cumulatively during each Measurement Window.
(2)“PFSS Survey Score” shall mean, for all of the Presence/Alexian Acute Care Units in a particular Acute Group during any Measurement Window, the percentage of responses to Supplier’s survey question of “Please rate your satisfaction with today’s call (Satisfied, Neutral, Dissatisfied)” completed during such Measurement Period that indicate a score of “Satisfied,” minus “Dissatisfied”. For clarity, this Service Level includes surveys given to callers to Supplier’s Financial Clearance Center, Medical Financial Solutions division, Customer Service Center and care coverage department. For purposes of measuring this Service Level, scores will be excluded for all of the Presence/Alexian Acute Care Units in a particular Acute Group that has less than thirty (30) survey responses during with Measurement Window.
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(c)    Phase-In. Service Level 5 shall be subject to phase-in process as follows: (i) effective as of [*****], the metrics and targets for Service Level 5 will be modified to account for (A) [*****] and (B) [*****] and (ii) effective as of [*****] the metrics and targets for Service Level 5 will be modified to account for [*****] and (ii) effective as of [*****] the metrics and targets for Service Level 5 will be further modified to account for a [*****], (i) and (ii), that will be defined and assigned appropriate targets to be mutually agreed by the parties.
3.6 Service Level 6 – Credit AR Days. This Service Level shall mean, for a given Measurement Window for all of the Presence/Alexian Acute Care Units in a particular Acute Group, (a) the negative balance accounts receivable with respect to all such Presence/Alexian Acute Care Units as of the last day of the Measurement Window, divided by (b) the average daily GPSR with respect to all such Presence/Alexian Acute Care Units for such Measurement Window. Average daily GPSR is calculated by dividing the total GPSR for the applicable Measurement Window by the number of calendar days during such Measurement Window. The source data for measurement will be the Crowe RCA (or to the extent necessary, such other system or method as agreed by the Parties).
3.7 Service Level 7 – Coding Quality. This Service Level will apply to Supplier Personnel and Subcontractors (including any computer-assisted coding vendor).
(a)    Metric. This Service Level shall mean, for any Measurement Window, the lower of the: (i) Inpatient DRG Coding Accuracy Score, (ii) Inpatient Diagnosis Coding Accuracy Score, (iii) Inpatient Procedure Coding Accuracy Score, (iv) Outpatient Diagnosis “First Listed” Coding Accuracy Score, (v) Outpatient Diagnosis Coding Accuracy Score and (vi) Outpatient Procedure Coding Accuracy Score.
(b)     Definitions. For purposes hereof, the following terms shall have the meanings ascribed to such terms below:
(1)     “Inpatient DRG Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of cases within the Coding Audit for such Measurement Window for which the MS-DRGs or equivalent DRGs that impact payment do not require a re-assignment divided by (ii) the total number of cases within the Coding Audit.
(2)    “Inpatient Diagnosis Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original ICD-10-CM diagnoses minus the number of ICD-10-CM codes that were changed (defined as replaced, deleted, or added) divided by (ii) the total number of original ICD-10-CM diagnoses within the coding audit with changes identified. Accuracy is reflected in the assignment of any secondary diagnosis to the extent such diagnosis impacts the DRG (APR or MS-DRG), SOI, ROM, or other identified quality requirements. Diagnoses outside of the identified criteria is not reflective of the Inpatient Diagnosis Coding Accuracy Score.
(3)“Inpatient Procedure Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original ICD-10-PCS procedure codes minus the number of ICD-10-PCS procedure codes that were changed (defined as replaced, deleted or added) divided by (ii) the total number of original ICD-10-PCS procedure codes within the coding audit.
(4)“Outpatient Diagnosis “First Listed” Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of cases within the Coding Audit for such Measurement Window for which the ICD10 - Primary Diagnoses do not require a change divided by (ii) the total number of cases within the Coding Audit for such Measurement Window.
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(5)“Outpatient Diagnosis Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original ICD-10-CM diagnoses minus the number of ICD-10-CM codes that were changed (defined as replaced, deleted, or added) divided by (ii) the total number of original ICD-10-CM diagnoses within the coding audit with changes identified. Accuracy is reflected in the assignment of any secondary diagnosis to the extent such diagnosis impacts the outpatient encounter related to chronic conditions, impacts the APC, or other identified quality requirements. Diagnoses outside of the identified criteria are not reflective of the Outpatient Diagnosis Coding Accuracy Score.
(6)“Outpatient Procedure Coding Accuracy Score” shall mean, for any Measurement Window, the result (expressed as a percentage) of (i) the total number of original CPT/HCPCS procedure codes minus the number of CPT/HCPCS procedure codes that were changed (defined as replaced, deleted or added) divided by (ii) the total number of original CPT/HCPCS procedure codes within the coding audit.
(7)“Coding Audit” shall mean:
(i)[*****], random sample-based quality assurance audits, conducted by or on behalf of Supplier, of the accuracy of the billing coding performed by Supplier coder. As part of this [*****], random sample-based audit, each Supplier coder shall be audited.
(ii)[*****], random sample-based quality assurance external audits, performed for Ascension Health, whether engaged by Ascension Health or Supplier.
a.With respect to each of the [*****], an external auditor will be engaged to conduct a random, sample-based audit of the [*****] audits referenced in Section 3.7(b)(7)(i) above. The purpose of this [*****] audit, from [*****], will be to confirm Supplier’s [*****] coder audits meet expectations. Supplier shall engage such auditor for the [*****] and Ascension Health shall engage such auditor for the [*****]. After [*****], the Parties shall reevaluate the scope and structure of any annual, random sample-based quality assurance external audits to be performed on a prospective basis.
b.For clarification, the [*****] random sample-based audits will be deemed separate and distinct from the Parties’ individual or collective risk-based, focused Compliance audits, although such audits may be performed at or during the same period of time.
(iii)Any auditing, including as done by external auditors, will utilize random or probability sampling commensurate with nationally recognized audit standards and practices.
(iv)Cases coded by a Transitioned Employee shall be subject to the Coding Audits only after such Transitioned Employee has been employed by Supplier for [*****]. Thereafter, Transitioned Employee Supplier coders shall be audited at least quarterly, consistent with the quarterly coding assurance audits noted in Section 3.7(b)(7)(i) above.
(v)In conducting the Coding Audits, Supplier shall use only personnel holding the following credentials: Auditors of inpatient coding records must have at least [*****] of hospital inpatient coding experience and auditors of outpatient coding records must have at least [*****] of hospital outpatient coding experience. Additionally, each coding auditor must have any one or more of the following coding credentials: (i) RHIA, (ii) RHIT, (iii) CCS, (iv) CPC or (v) CIC.
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(c)    Reporting. [*****] reporting provided for all areas including (a) Inpatient DRG Coding Accuracy Score, (b) Inpatient Diagnosis Coding Accuracy Score, (c) Inpatient Procedure Coding Accuracy Score, (d) Outpatient Diagnosis “First Listed” Coding Accuracy Score, (e) Outpatient Diagnosis Coding Accuracy Score, (f) Outpatient Procedure Coding Accuracy Score and (g) the Gross Improper Payment Rate (IPR). Any measurement not meeting [*****] accuracy requires a specific corrective action plan for identified opportunities, trends and required action.
3.8 Service Level 8 - Remittance Posting.

(a)     Metric. This Service Level metric shall mean, for all of the Presence/Alexian Acute Care Units in a particular Acute Group during any Measurement Window, the absolute value of the quotient of (i) all such Presence/Alexian Acute Care Units’ aggregated Acute Trailing Period Monthly Average Unposted Cash (as defined below) divided by (ii) all such Presence/Alexian Acute Care Units’ aggregated Acute Trailing Period Daily Average NPSR (as defined below).
(b)    Definitions. For purposes of the foregoing:
(1)     “Acute Trailing Period Monthly Average Unposted Cash” shall mean, for all of the Presence/Alexian Acute Care Units in a particular Acute Group, the result of (i) the sum of the aggregate amount of all such Presence/Alexian Acute Care Units’ Acute Unposted Cash as of the last day of each of the most recent three months ended on or prior to the date of measurement divided by (ii) 3.
(2)     “Acute Trailing Period Daily Average NPSR” shall mean, for all of the Presence/Alexian Acute Care Units in a particular Acute Group for any Measurement Window, the result of (i) the aggregate amount of net patient service revenue generated by all such applicable Presence/Alexian Acute Care Units during such Measurement Window (as indicated at the time of measurement by the Crowe RCA System) divided by (ii) the number of calendar days during such Measurement Window.
(3)     “Acute Unposted Cash” shall mean, for all of the Presence/Alexian Acute Care Units in a particular Acute Group, the sum of the balances of all cash deposits related to patient accounts that have not been posted or transferred; provided that certain unposted balances may be excluded by written agreement of the Parties in the event that Supplier did not have sufficient timely information to post or transfer such cash balances.
(a)Reporting. Supplier will provide Ascension Health leadership with access to Supplier’s dashboard reflecting daily Unposted Cash, real time cash posting progress and any escalation items.
(c)    Section 2.2 and Section 6 and the data and reporting requirements of Section 2.4 shall not apply with respect to this Service Level 8 - Remittance Posting. Ascension Health shall provide Supplier, within [*****] following the end of each month, with reports setting forth for each Acute Group the Trailing Period Daily Average NPSR for each Presence/Alexian Acute Care Unit in such Acute Group together with all supporting data reasonably necessary for Supplier to verify such amounts and calculations.
(d)    Governance. The Parties will meet [*****] to discuss cash posting and reconciliation issues. The Parties agree to form a cash posting steering committee that will be responsible for oversight of cash and reconciliation issues and opportunities. The committee will have the power and duty to develop the future state of cash posting across Ascension Health.
3.9        Service Level 9 - [*****]
3.10        Service Level 10 - Transcription. This Service Level shall mean for a given Measurement Window for all of the Presence/Alexian Acute Care Units in a particular Acute Group, the time that elapses from the time that the applicable dictated file for a patient with respect to any of such Presence/Alexian Acute Care Unit is available to Supplier until the time that the transcription of such file is completed and such time that the transcription is uploaded into such Presence/Alexian Acute Care Unit’s EMR or Supplier provides a printable form of such transcription.
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3.11        Service Level 11 - [*****]
3.12        Service Level 12 - [*****]

3.13             Service Level 13 – Illinois Medicaid A/R Follow Up.
(a)Metric. This Service Level shall mean, for a given Measurement Window for all Presence/Alexian Acute Care Units in a particular Acute Group, each of (a) Unworked/ Overdue Illinois Medicaid A/R In Risk Levels 1-2 and (b) Unworked/ Overdue Illinois Medicaid A/R In Risk Levels 3-5.
(b)Definitions. For purposes hereof, the following terms shall have the meanings ascribed to such terms below:
(1)     “Unworked/ Overdue Illinois Medicaid A/R” shall mean: (x) the sum of the aggregate balances of Unworked and Overdue Medicaid Traditional Accounts Receivable, divided by (y) the Average Daily GPSR for all Payers.
(2)     “Unworked and Overdue Medicaid Traditional Accounts Receivable” shall mean, the balance accounts receivable related to Medicaid Claims, excluding Managed Care Organization (MCO)/Medicaid Managed Care, that are past due to be worked according to existing Supplier technology solutions and workflow management criteria.
(3)     “Medicaid Claims” shall mean claims and/or invoices where the primary insurance billed is “Medicaid”.
(4)     “Risk Levels 1 -2” refers to Medicaid Claims with accounts receivable balances less than [*****].
(5)     “Risk Levels 3 -5” refers to Medicaid Claims with accounts receivable balances greater than or equal to [*****].
(6)     “Average Daily GPSR for all Payers” shall mean the average daily GPSR attributed to Payers with respect to all such Presence/Alexian Acute Care Units for such Measurement Window. Average daily GPSR is calculated by dividing the total GPSR for the applicable Measurement Window by the number of calendar days during such Measurement Window. The source data for measurement will be the Crowe RCA (or to the extent necessary, such other system or method as agreed by the Parties).
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4.Acute Target Levels.
The target level for each of the Service Levels for Dependent Services provided to the Presence/Alexian Group (an “Acute Target Level”), will be set as follows:
a) Service Level 1 - The Acute Target Level for each Acute Service Level 1 Component for each applicable period will be set as follows:

Acute Service Level 1 Component	[*****]	[*****]	[*****]	[*****]	[*****] - Remainder of term
In-Scope Shared Service Centers Mean Speed to Answer	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].
In-Scope Shared Service Centers Abandonment Rate	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].	Less than or equal to [*****].
Scheduling Mean Speed to Answer	N/A	N/A	N/A	N/A	Less than or equal to [*****].
Scheduling Abandonment Rate	N/A	N/A	N/A	N/A	Less than or equal to [*****]

b) Service Level 2 - At least [*****].
c) Service Level 3 - As mutually agreed by the Parties.
d) Service Level 4 – As mutually agreed by the Parties.
e) Service Level 5 – Effective as of [*****]: (a) The Acute Target Level for the Registration Survey Score measurement shall be (i) [*****] for the Alexian Acute Group and (ii) [*****] for the Presence Acute Group; and (b) the Acute Target Level for the PFSS Survey Score measurement shall be [*****] for each of the Acute Groups. Supplier must meet (a) and (b) to achieve the Acute Target Level for this Service Level. For clarity, the Acute Target Levels that apply following [*****] will be as mutually agreed by the Parties, subject to the phase-in of additional sub-components of this Service Level as described in Section 3.5(c) above.
f) Service Level 6 – [*****] or less and compliance with CMS refund rules and regulations.
g)    Service Level 7 – At least [*****]. However, the Acute Target Levels for (b) Inpatient Diagnosis Coding Accuracy Score, (c) Inpatient Procedure Coding Accuracy Score and (e) Outpatient Diagnosis Coding Accuracy Score will have a tiered approach to the [*****] Acute Target Level as follows:

Tier	Timeline	Target
1	[*****]	[*****]
2	[*****]	[*****]
3	[*****]	[*****]

h)     Service Level 8 – Less than or equal to [*****].
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i)     Service Level 9 - As mutually agreed by the Parties.
j)     Service Level 10 –
[*****] within [*****] (other than for discharge summaries)

a. [*****] within [*****] (for discharge summaries)
b. [*****] within [*****], other than in connection with:
i.Queries to dictating medical staff: discrepancies within text of report, e.g., right/left, request to clarify proper clinician template use, distorted audio quality requiring physician decision on whether to re-dictate or fill in missing information, and incomplete or partial dictations;
ii.Queries to HIM staff: Missing patient information, signing or dictating physician, or date of service;
iii. Workflows for department of cardiology wherein scanned data is required from the hospital side to transcription to be typed into the report prior to upload;
iv. Technical failures outside the reasonable control of Supplier, including with respect to eScription data center, inbound HL7 interface from hospital, or outbound EMR interface.
k)Service Level 11 - As mutually agreed by the Parties, including (a) a target initially in effect for the period beginning on the Service Level Effective Date and ending on [*****], and (b) a revised target as mutually agreed by the Parties for the period beginning on [*****] through the remainder of the Term.
l)Service Level 12 - As mutually agreed by the Parties.
m)Service Level 13 – (a) The Acute Target Level for Unworked/Overdue Illinois Medicaid A/R In Risk Levels 1-2 will be [*****]; and (b) the Acute Target Level for Unworked/Overdue Illinois Medicaid A/R In Risk Levels 3-5 will be [*****]. Supplier must meet (a) and (b) to achieve the Acute Target Level for this Service Level.
5.Changes to Existing Service Levels.
The number of Service Levels will not exceed [*****]. The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any applicable revisions to the following aspects of the Service Level framework:
(a)effective as of [*****];
(b)effective as of [*****];
(c)effective as of [*****]; and
(d)effective as of [*****].
[*****] and may reflect or be derived from the following as mutually agreed upon information and factors:
-    External benchmarks; and/or
-    Then-current performance.
Any adjustment to any Service Level resulting from this Section 5 must be mutually agreed, shall apply prospectively only and shall not be applied to any period of time preceding the written agreement of the Parties with respect to such adjustment.
6.Measurement and Reporting.
6.1 Supplier’s performance against the Service Levels will be measured for each Measurement Window as of the [*****] (or, if later, the date Supplier assumes responsibility for the applicable Dependent Services in accordance with the Transition Plan).
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6.2 Supplier will implement automated or other measurement and monitoring tools and procedures reasonably acceptable to Ascension Health to measure Supplier’s performance against the Service Levels in a manner and at a level of detail approved by Ascension Health. Supplier will provide Ascension Health and the applicable Acute Group with access to up-to-date problem management data and other data reasonably requested by Ascension Health and the applicable Acute Group regarding the status of failures and/or user inquiries.
6.3 If Supplier fails to measure its performance with respect to a Service Level so that it is not possible to confirm whether the level of performance specified for the Service Level has been achieved for a given Measurement Window, then, unless such failure to measure was previously excused in writing by Ascension Health, such failure will be deemed an Acute Service Level Default for the applicable Measurement Window.
6.4 Supplier shall provide to the applicable Acute Group, as part of Supplier’s monthly performance reports, a set of hard- and soft-copy reports to verify Supplier’s performance and compliance with the Service Levels where data is available monthly.
6.5 Supplier shall provide detailed supporting information for each report to the applicable Acute Group in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Ascension Health Confidential Information, and the applicable Acute Group may access such information online, where technically feasible and permissible under Supplier’s applicable third party agreements, at any time.
7.Acute Service Level Credits.
7.1 If Supplier commits an Acute Service Level Default with respect to any Service Level for an Acute Group(s), then Supplier will pay or credit Ascension Health for the amounts described below (each, a “Acute Service Level Credit”). [*****]. Upon the occurrence of an Acute Service Level Default, Supplier will perform the problem analysis described in Section 8. Supplier will also propose a corrective action plan to improve Supplier’s performance in the upcoming Measurement Window, subject to the approval of the affected Acute Groups. Unless mutually agreed upon by Supplier and the affected Acute Group, the measurement of Supplier’s performance for a Measurement Window will be completed no later than [*****] days after the completion of such Measurement Window.
7.2 If Supplier’s performance within a Measurement Window for such Service Level for any Acute Group does not achieve the applicable Acute Target Level, resulting in an Acute Service Level Default for such Service Level with respect to the applicable Acute Group, then Supplier shall apply an Acute Service Level Credit equal to the product of (i)[*****] divided by the number of Service Levels then in effect with respect to the applicable Acute Group, multiplied by (ii) [*****] which Acute Service Level Credit shall be applied on the [*****] following the applicable Measurement Window (e.g., May 1 for a Service Level Default for the first quarter Measurement Window) for such Acute Service Level Default.
7.3 If more than one Service Level within an Acute Group has experienced an Acute Service Level Default for any Measurement Window, Supplier will apply the sum of the Acute Service Level Credit amounts for each such Service Level that had Acute Service Level Defaults during such Measurement Window as described in this Section 7.2. There shall be up to [*****] of [*****], as applicable, at risk with respect to such Measurement Window, and Supplier shall in no event be liable for Service Level Credits in excess of such at-risk amount.
7.3.1 For Service Level 1, Supplier shall calculate and report performance separately for each component. If Supplier’s performance does not achieve the Target Level for any component, then the Service Level Credit to be applied will be proportional to the number of the Target Levels not achieved. For example, if Supplier does not achieve the In-Scope Shared Service Centers Mean Speed to Answer component, but meets the In-Scope Shared Service Centers Abandonment Rate component, then Supplier shall apply [*****] of the Service Level Credit for one Service Level Default calculated in accordance with Section 7.3 of this Exhibit.
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7.3.2 For Service Level 5, with respect to each Acute Group, Supplier shall calculate and report performance separately for each of: (i) the Registration Survey Score; (ii) the PFSS Survey Score for Supplier’s Financial Clearance Ceter; (iii) the PFSS Survey Score for Supplier’s Medical Financial Solutions division; (iv) the PFSS Survey Score for Supplier’s Customer Service Unit and (v) the PFSS Survey Score for Supplier’s Care Coverage team (each, a “Sub-Service Level”). If Supplier’s performance does not achieve the Target Level for any Sub-Service Level for each Acute Group, then the Service Level Credit to be applied will be proportional to the number of the Target Levels not achieved. For example, if Supplier does not achieve the PFSS Survey Score for the Customer Service Unit, but meets the remaining Sub-Service Levels, then Supplier shall apply [*****] of the Service Level Credit for one Service Level Default calculated in accordance with Section 7.3 of Exhibit 3 for the applicable Eligible Recipient.
7.4 Except as otherwise expressly set forth in Section 20.1(b)(ii) of the MPSA, if Supplier’s performance on the Service Level that experienced an Acute Service Level Default achieves the Acute Target Level in the subsequent Measurement Window, the applicable Acute Group will remit the previously paid applicable Acute Service Level Credit on the [*****] following the next Measurement Window (“Acute Earnback”). However, if Supplier’s performance on such Service Level fails to achieve the Acute Target Level during the next Measurement Window, Supplier will no longer have an opportunity to earn back the applicable Acute Service Level Credit.
7.5 The mechanism for applying Acute Service Level Credits and Acute Earnback credits to the [*****].
8.Problem Analysis and Correction.
Supplier shall promptly investigate and correct each failure to meet a Service Level, by (i) promptly investigating and reporting on the causes of the problem; (ii) providing a Root Cause Analysis of such failure as soon as practicable after such failure or at the request of the affected Acute Groups; (iii) correcting the problem as soon as practicable or coordinate the correction of the problem if Supplier does not have responsibility for the cause of the problem; (iv) advising the affected Acute Group of the status of remedial efforts being undertaken with respect to such problem; (v) demonstrating that the causes of such problem have been or will be corrected on a prospective basis; and (vi) taking corrective actions to prevent any recurrence of such problem. Supplier shall complete the Root Cause Analysis as quickly as possible, but in all events within [*****], and shall notify such affected Acute Group prior to the end of the initial [*****] period as to the status of the Root Cause Analysis and the estimated completion date. The Parties shall report on Acute Service Level Defaults at each meeting of the JRB, including any disputes regarding problem analysis and correction steps, and without limiting any obligations of the Parties to implement any other decision of the JRB, each Party shall promptly implement or facilitate implementation of any resolutions determined by the JRB (e.g., Supplier cooperating with any exercise of step-in rights by Ascension Health as required by Section 4.4 of the MPSA).
9.Windfall Situations; Environmental Changes and Other Issues.
If any of the events described in Section 10.1 or Section 10.2 of Exhibit 4-A to the MPSA occurs, and such event significantly affects the Service Level measurement, Supplier’s performance under any Service Level (including the amount of resources required to maintain such performance) or Supplier’s ability to measure its performance with respect to any of the Service Levels, then either Party shall have the right to request that the other Party consider a fair and appropriate adjustment to the affected Service Levels and/or Acute Target Levels. Upon such a request, the Parties will, in good faith, discuss the impact of such event on (a) Supplier’s performance under each such Service Level; (b) the amount of resources required to maintain performance at or above the applicable Acute Target Levels and (c) Supplier’s ability to measure such Service Levels, with the outcome to equitably reflect the impact of such event(s).
Intentionally Left Blank

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Addendum 3
Exhibit 3-B to Supplement 26
(Service Levels – For the Alexian Provider Group and the Presence Provider Group)

This Exhibit 3-B shall govern all Service Levels with respect to EMG Services provided to the Presence Provider Group under EMG Services Addendum #13 to Supplement 26 and the Alexian Provider Group under EMG Services Addendum #14 to Supplement 26.
1.Definitions.
•“Provider Service Level Default” means, in accordance with this Exhibit 3-B, Supplier’s level of performance for a particular Service Level fails to meet the applicable Provider Target Level during the applicable Measurement Window (which Measurement Window starts and ends after the applicable [*****]) with respect to an applicable Provider SLA Group.
•“[*****]” means, with respect to each Service Level as applied to a particular Provider SLA Group, in accordance with this Exhibit 3-B, the date that such Service Level will be effective and enforced. For each of the Presence Provider Group and the Alexian Provider Group, the [*****] will be deemed to be (i) for Service Levels 2 and 6, [*****]; (ii) for Service Level 1, 5, 8 and 10, [*****]; and (iii) for Service Level 4, [*****]; (iv) for Service Levels 3 and 9, [*****]; and (v) for Service Levels 11 and 12, [*****] following the quarter in which the Parties mutually agree to the respective Target Levels.
•“Provider SLA Group” means either the Presence Provider Group or the Alexian Provider Group, provided that effective as of [*****], the Alexian Provider Group and the Presence Provider Group will be treated as one single group for purposes of this Exhibit 3-B.
•“Provider SLA Measurement Commencement Date” means, with respect to each Service Level as applied to a particular Provider SLA Group, the date that such Service Level will start to be measured, tracked, and recorded, which shall be the Commencement Date for the EMG Service against which the applicable Service Level is applied.
•“Service Level” means, with respect to this Exhibit 3-B only, any service level described in one of the following Sections (and any additional service levels agreed to by the Parties): Section 3.1 (“Service Level 1”), Section 3.2 (“Service Level 2”), Section 3.3 (“Service Level 3”), Section 3.4 (“Service Level 4”), Section 3.5 (“Service Level 5”), Section 3.6 (“Service Level 6”), Section 3.8 (“Service Level 8”), Section 3.9 (“Service Level 9”), Section 3.10 (“Service Level 10”), Section 3.11 (“Service Level 11”) and Section 3.12 (“Service Level 12”).
1.General.
1.1As of the Provider SLA Measurement Commencement Date with respect to each Service Level for a Provider SLA Group, Supplier will perform the EMG Services with the intention to meet or exceed the Provider Target Levels (as defined below) for each of the Service Levels by its applicable [*****], in accordance with this Exhibit 3-B. For the avoidance of doubt, in no event shall Supplier be liable for any Provider Service Level Default (including any Provider Service Level Credits) with respect to any Service Level prior to the applicable [*****] for any Provider SLA Group.
As of the Provider SLA Measurement Commencement Date for each Service Level and continuing through the remainder of the applicable Supplement Term, Supplier shall, in accordance with this Exhibit 3-B, monitor, measure, collect, record and report Supplier’s performance of certain EMG Services with respect to the metric applicable to each Service Level.
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1.2Supplier shall report to Ascension and each Provider SLA Group regarding Supplier’s performance, with respect to the applicable Provider SLA Group, against each of the Service Levels for each Measurement Window.
1.3Ascension, with respect to each applicable Provider SLA Group, will have the right to receive Provider Service Level Credits, to be applied against the [*****], in accordance with Section 7 below.
1.4Supplier shall provide Ascension and the Provider SLA Group with the performance reporting for the EMG Services, as specified in Section 6 below and as set forth in Section 9.2 of the MPSA.
1.5The Parties acknowledge and agree that, for purposes of this Exhibit 3-B, the Provider Target Levels and Service Level metrics are intended to reflect rational and reasonable standards of performance in line with industry standards, but are not intended to be in the top quartile of performance standards; provided that the Parties may, in accordance with Section 5, mutually agree to increase any Provider Target Levels or Service Level metrics during the applicable Supplement Term to be in such top quartile.
2.Service Level Criteria – Supplier will measure Supplier’s performance against the following Service Levels.
2.1 Service Level 1 - This Service Level will apply to all existing and new Supplier In-Scope Shared Service Centers that receive patient calls. In-Scope Shared Service Centers Mean Speed to Answer (mean wait time, in seconds, to answer calls at Supplier’s In-Scope Shared Service Centers). This Service Level shall mean, for a given Measurement Window, for the Provider SLA Group, (a) the Provider Aggregate Hold Time divided by (b) the number of calls to Supplier’s In-Scope Shared Service Centers for the Alexian Provider Group or Presence Provider Group (as applicable) for which the caller requested to speak with a Supplier representative during the Measurement Window.  For purposes of calculating this Service Level, “Provider Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to Supplier’s In-Scope Shared Service Centers for all of the Eligible Medical Groups in the Provider SLA Group (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to the applicable In-Scope Shared Service Centers.
2.2 Service Level 2 - Percentage of Completed Applications received will be processed in less than [*****] days in compliance with Ascension policies and CMS Refund Rules and Regulations. This Service Level shall mean, for the Provider SLA Group, during any Measurement Window, (a) the number of patients who have submitted Completed Applications for financial assistance that were received by Supplier during such Measurement Window for which, in accordance with the Ascension Billing and Collection Policy: (i) the application has been evaluated and a determination has been made to approve or deny the application; (ii) the patient has been notified of the determination; and (iii) Supplier has updated the Athena Platform or Epic Platform, if and as applicable, to adjust balances, within [*****] days or less from Supplier’s receipt of the Completed Application, divided by (b) the number of patients who have submitted Completed Applications for financial assistance that were received by Supplier during such Measurement Window. “Completed Application” means an application for which all required information has been received, including supporting materials, in order for the application to be fully processed by Supplier.
2.3 Service Level 3 – [*****]
2.4 Service Level 4 - [*****]
2.5 Service Level 5 - Patient Experience – Patient Survey Response. This Service Level shall have the meaning mutually agreed upon by the Parties.
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2.6 Service Level 6 – Credit AR Days. This Service Level shall mean, for a given Measurement Window, for each of the Provider SLA Groups: (a) the negative balance accounts receivable as of the last day of the Measurement Window, divided by (b) the Average Daily GPSR for such Measurement Window. “Average Daily GPSR” means (x) the total GPSR for the applicable Measurement Window, divided by (y) the number of calendar days during such Measurement Window. With respect to the Athena Group, the source data for measurement will be the Athena Platform. With respect to the Epic Group, the source data for measurement will be the Crowe RCA. [*****] will not be measured for purposes of this Service Level.
2.7 Intentionally Deleted.
2.8 Service Level 8– Remittance Resolution: Accountable Unpostables and Provider Unposted Cash.
(a)For the Athena Group during any Measurement Window, this Service Level shall mean each of the two equally weighted components:
(1)The result of the following calculation expressed as a percentage:
(x) The result of the calculation as of the last day of each of the most recent three months ended on or prior to the date of measurement:(a) the number of [*****] Remittance Required Unpostables aged greater than [*****] days from the unpostable create date divided by (b) the total number of [*****] Remittance Required Unpostables appearing in the Unpostables dashboard;
divided by
(y) three (the result of such calculation, the “Average Aged >[*****] Remittance Required Percentage”).
(2)The result of the following calculation expressed as a percentage:
(x) The result of the calculation as of the last day of each of the most recent three months ended on or prior to the date of measurement: (a) the number of total [*****] Unpostables aged greater than [*****] days from the unpostable create date divided by (b) the total number of [*****] Unpostables appearing in the Unpostables dashboard;
divided by
(y) three (the result of such calculation, the “Average Aged >[*****] Total Unpostables Percentage”).
“[*****] Unpostables” shall mean those [*****] appropriate groups from the Unpostables dashboard in the [*****] designated by the Parties to measure unidentified remittances that do not contain sufficient information for payments to be processed and posted.
(b)     For Eligible Medical Groups in the Epic Group: this Service Level shall mean, during any Measurement Window, the absolute value of the quotient of (i) the Provider Trailing Period Monthly Average Unposted Cash (as defined below) as of the last day of such Measurement Window, divided by (ii) the Provider Trailing Period Daily Average NPSR as of the last day of such Measurement Window. For purposes of the foregoing:

“Provider Trailing Period Monthly Average Unposted Cash” shall mean, the result of (i) the sum of the aggregate amount of Provider Unposted Cash as of the day before the last day of each of the most recent three month ended on or prior to the date of measurement, divided by (ii) three.
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“Provider Trailing Period Daily Average NPSR” shall mean, for the Epic Group, for any Measurement Window, the result of (i) the aggregate amount of net patient service revenue generated by the Epic Group during such Measurement Window (as indicated at the time of measurement by the Crowe RCA System) divided by (ii) the number of calendar days during such Measurement Window.
“Provider Unposted Cash” shall mean, for the Epic Group, the sum of the balances of all cash deposits related to patient accounts that have not been posted or transferred; provided that certain unposted balances may be excluded by written agreement of the Parties in the event that Supplier did not have sufficient timely information to post or transfer such cash balances.
Ascension shall provide Supplier with, or provide Supplier with direct access to, within [*****] days following the end of each month, with reports setting forth for the Epic Group: (i) the Provider Trailing Period Monthly Average Unposted Cash (including a detailed itemization of the applicable balances of each account holding Provider Unposted Cash) and (ii) the Provider Trailing Period Daily Average NPSR together with all supporting data reasonably necessary for Supplier to verify such amounts and calculations. Additionally, Ascension shall provide (or cause the applicable Eligible Medical Groups within the [*****] Group to provide) Supplier with continuous, direct access to review the balances of each account holding Provider Unposted Cash through PeopleSoft or similar reporting applications.
In the event that Ascension or any Eligible Medical Group changes the manner (including accounting methods, principles or procedures) in which unposted cash is accounted for, or changes any accounting methodology, principles or procedures related to the accounts holding Provider Unposted Cash, then Service Level 8 shall be deemed to be of no effect whatsoever with respect to any such Provider SLA Group or Eligible Medical Group for which such changes have been employed until such time as Supplier and Ascension agree on reasonable modifications to the metrics for Service Level 8 and the Provider Target Level applicable thereto.
2.9 Service Level 9 – [*****]
2.10 Service Level 10 – This Service Level will apply to all existing and new Supplier In-Scope Shared Service Centers - In-Scope Shared Service Centers Abandonment Rate. This Service Level shall mean, for a given Measurement Window, for the Provider SLA Group, (A) the number of calls to Supplier’s In-Scope Shared Service Centers entering the queue that are abandoned after at least 20 seconds in the queue, divided by (B) the total number of inbound calls.
2.11 Service Level 11 – [*****]
2.12 Service Level 12 – [*****]
3.Provider Target Levels.
The target level for each of the Service Levels (a “Provider Target Level”), will be set as follows:
a)Service Level 1 – The Target Level will be set as follows:

[*****]	[*****]	On and after [*****]
Less than or equal to [*****]	Less than or equal to [*****]	Less than or equal to [*****]
b)Service Level 2 – [*****]
c)Service Level 3 – As mutually agreed by the Parties.
d)Service Level 4 – As mutually agreed by the Parties.
e)Service Level 5 – As mutually agreed by the Parties.
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f)Service Level 6 – Less than or equal to [*****].
g)Service Level 8(a) – The Target Level for each component for each applicable period will be set as follows:

Component	[*****]	[*****]
Average Aged >[*****] Remittance Required Percentage	Less than or equal to [*****]	Less than or equal to [*****]
Average Aged >[*****] Total Unpostables Percentage	Less than or equal to [*****]	Less than or equal to [*****]
a)Service Level 8(b) – [*****] or less.
b)Service Level 9 – As mutually agreed by the Parties.
c)Service Level 10 – Less than or equal to [*****].
d)Service Level 11 – As mutually agreed by the Parties.
e)Service Level 12 – As mutually agreed by the Parties.

4.Changes to Existing Service Levels.
The number of Service Levels will not exceed eleven (11). The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any applicable revisions to the following aspects of the Service Level framework for EMG Services:

(a)effective as of [*****];
(b)effective as of [*****];
(c)effective as of [*****]; and
(d)effective as of [*****].
The baseline reset methodology to be discussed will allow the [*****] for each Service Level [*****], and may reflect or be derived from the following as mutually agreed upon information and factors:
-    External benchmarks; and/or
-    Then-current performance.
Any adjustment to any Service Level resulting from this Section 5 must be mutually agreed, shall apply prospectively only and shall not be applied to any period of time preceding the written agreement of the Parties with respect to such adjustment.
5.Measurement and Reporting.
5.1    Supplier’s performance against the Service Levels will be measured for each Measurement Window as of the Provider SLA Measurement Commencement Date for such Service Level.
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5.2    Supplier will implement automated or other measurement and monitoring tools and procedures reasonably acceptable to Ascension to measure Supplier’s performance against the Service Levels in a manner and at a level of detail approved by Ascension. Supplier will provide Ascension and the applicable Provider SLA Group with access to up-to-date problem management data and other data reasonably requested by Ascension and the applicable Provider SLA Group regarding the status of failures and/or user inquiries.
5.3     If, after the applicable [*****] with respect to a Service Level, Supplier fails to measure its performance with respect to a Service Level so that it is not possible to confirm whether the level of performance specified for the Service Level has been achieved for a given Measurement Window, then, unless such failure to measure was previously excused in writing by Ascension, such failure will be deemed a Provider Service Level Default for the applicable Measurement Window.
5.4 Supplier shall provide to the applicable Provider SLA Groups, as part of Supplier’s monthly performance reports, a set of hard- and soft-copy reports to verify Supplier’s performance and compliance with the Service Levels where data is available monthly.
5.5     Supplier shall provide detailed supporting information for each report to the applicable Provider SLA Groups in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Ascension Health Confidential Information, and the applicable Provider SLA Groups may access such information online, where technically feasible and permissible under Supplier’s applicable third party agreements, at any time.
6.Provider Service Level Credits.
6.1     If Supplier commits a Provider Service Level Default with respect to any Service Level for a Provider SLA Group(s), then Supplier will, subject to Section 2.7, pay or credit Ascension for the amounts described below (each, a “Provider Service Level Credit”). [*****].
6.2    Upon the occurrence of a Provider Service Level Default, Supplier will perform the problem analysis described in Section 8. Supplier will also propose a corrective action plan to improve Supplier’s performance in the upcoming Measurement Window, subject to the approval of the affected Provider SLA Groups. Unless mutually agreed upon by Supplier and the affected Provider SLA Group, the measurement of Supplier’s performance for a Measurement Window will be completed no later than [*****] days after the completion of such Measurement Window.
6.3    If Supplier’s performance within a Measurement Window for such Service Level for any Provider SLA Group does not achieve the applicable Provider Target Level, resulting in a Provider Service Level Default for such Service Level with respect to the applicable Provider SLA Group, then Supplier shall apply a Provider Service Level Credit equal to the product of (i) [*****] divided by the number of Service Levels then in effect with respect to the applicable Provider SLA Group, multiplied by (ii) [*****], for such Measurement Window, which Provider Service Level Credit shall be applied on the [*****] following the applicable Measurement Window (e.g., May 1 for a Provider Service Level Default for the first quarter Measurement Window) for such Provider Service Level Default. If more than one Service Level within a Provider SLA Group has experienced a Provider Service Level Default for any Measurement Window, Supplier will apply the sum of the Provider Service Level Credit amounts for each such Service Level that had Provider Service Level Defaults during such Measurement Window as described in this Section 6.3. There shall be up to [*****] of [*****], as applicable, at risk with respect to such Measurement Window, and Supplier shall in no event be liable for Service Level Credits in excess of such at-risk amount.
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(a)    For Service Level 8(a), Supplier shall calculate and report performance separately for each component, as applicable. If Supplier’s performance does not achieve the Provider Target Level for any component, then the Service Level Credit to be applied will be proportional to the number of the Provider Target Levels not achieved. For example, with respect to Service Level 8(a), if Supplier does not achieve the Average Aged >[*****] Remittance Required Percentage component, but meets the Average Aged >[*****] Total Unpostables Percentage component, then Supplier shall apply [*****] of the Service Level Credit for one Provider Service Level Default calculated in accordance with this Section 6.3 of this Exhibit 3-B.
6.4    Except as otherwise expressly set forth in Section 20.1(b)(ii) of the MPSA, if Supplier’s performance on the Service Level that experienced a Provider Service Level Default achieves the Provider Target Level in the subsequent Measurement Window, the applicable Provider SLA Group will remit the previously paid applicable Provider Service Level Credit on the [*****] following the next Measurement Window (“Provider Earnback”). However, if Supplier’s performance on such Service Level fails to achieve the Provider Target Level during the next Measurement Window, Supplier will no longer have an opportunity to earn back the applicable Provider Service Level Credit.
6.5    The mechanism for applying Provider Service Level Credits and Provider Earnback credits to the [*****].
7.Problem Analysis and Correction.
Supplier shall promptly investigate and correct each failure to meet a Service Level, by (i) promptly investigating and reporting on the causes of the problem; (ii) providing a Root Cause Analysis of such failure as soon as practicable after such failure or at the request of the affected Provider SLA Groups; (iii) correcting the problem as soon as practicable or coordinate the correction of the problem if Supplier does not have responsibility for the cause of the problem; (iv) advising the affected Provider SLA Groups of the status of remedial efforts being undertaken with respect to such problem; (v) demonstrating that the causes of such problem have been or will be corrected on a prospective basis; and (vi) taking corrective actions to prevent any recurrence of such problem. Supplier shall complete the Root Cause Analysis as quickly as possible, but in all events within [*****] days, and shall notify such affected Provider SLA Groups prior to the end of the [*****] day period as to the status of the Root Cause Analysis and the estimated completion date. The Parties shall report on Provider Service Level Defaults at each meeting of the JRB, including any disputes regarding problem analysis and correction steps, and without limiting any obligations of the Parties to implement any other decision of the JRB, each Party shall promptly implement or facilitate implementation of any resolutions determined by the JRB (e.g., Supplier cooperating with any exercise of step-in rights by Ascension as required by Section 4.4 of the MPSA).
8.Windfall Situations; Environmental Changes and Other Issues.
If any of the events described in Section 7.1 or Section 7.2 of Exhibit 4-A-2 occur, and such event significantly affects the Service Level measurement, Supplier’s performance under any Service Level (including the amount of resources required to maintain such performance) or Supplier’s ability to measure its performance with respect to any of the Service Levels, then either Party shall have the right to request that the other Party consider a fair and appropriate adjustment to the affected Service Levels and/or Provider Target Levels. Upon such a request, the Parties will, in good faith, discuss the impact of such event on (i) Supplier’s performance under each such Service Level; (ii) the amount of resources required to maintain performance at or above the applicable Provider Target Levels and (iii) Supplier’s ability to measure such Service Levels, with the outcome to equitably reflect the impact of such event(s).
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With respect to the Athena Group, in the event that the Athena Platform experiences any outage, bugs or other support issue not attributable to Supplier that materially affects Supplier’s ability to meet any Service Levels, as applicable (“Athena Support Issue”), Ascension shall promptly work to resolve the Athena Support Issue. Until such time that the Athena Support Issue is resolved or a reasonable work around is implemented that eliminates the adverse effect of the Athena Support Issue on the Athena Group and Supplier, the impacted Service Levels, as applicable, will be calculated as if failure to meet such Service did not occur due to the Athena Support Issue.

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Addendum 4

Exhibit 3-A to Supplement 26
EMG Incentive Fee (for Presence Provider Group and Alexian Provider Group)

1.Incentive Payments
1.1.General. Supplier will deliver a set of core strategies and management services designed to improve and optimize the revenue cycle operations for the Presence Provider Group or Alexian Brothers Provider Group receiving EMG Services (each, the “Provider Incentive Group”). Ascension shall pay to Supplier Provider Incentive Fees in the form of Incentive Fee Payments subject to, and in accordance with, the terms of this Addendum 4. Whether Supplier qualifies for an Incentive Fee Payment will be determined separately for the Provider Incentive Group by measuring, for such Provider Incentive Group, Supplier’s Actual Performance against a pre-determined and mutually agreed set of Provider Operating Metrics for all of the Eligible Medical Groups in each Provider Incentive Group receiving the EMG Services.
The Incentive Fee Payments will relate to Supplier’s ability to deliver the EMG Services efficiently and in compliance with all applicable rules and regulations.

1.2.Definitions.
For purposes of this Addendum 4, the following terms will have the meanings set forth below:

a)“Applicable Platform” means the [*****] Platform, the [*****] or the [*****] as applicable.

b)“Contract Year” means a period commencing on the Commencement Date for EMG Services (and, for each subsequent Contract Year, each anniversary thereof) and ending twelve (12) months thereafter.

c)“Fiscal Year” means Ascension’s fiscal year, which shall begin on July 1 (or, in the initial Contract Year, the Commencement Date for EMG Services) and end on June 30.

d)“Lower Bound Score” means: (i) for any Measurement Period in which the YTD Lift Percentage is less than [*****] and (ii) for any Measurement Period in which the YTD Lift Percentage is greater than or equal to [*****].

e)“Measurement Period” means Ascension fiscal quarter.

f)“Metric Lift” means, with respect to a Provider Incentive Group for any Measurement Period, the dollar value assigned to the Provider Operating Metric representing increased Cash Collections for the Provider Incentive Group during such Measurement Period for such Provider Operating Metric as compared to the Performance Baseline value for such Provider Operating Metric.

g)“NextGen Platform” means a Platform licensed, or otherwise provided, by [*****] (or any successor in interest).

h)“Performance Baseline” means, with respect to any Provider Operating Metric for any Provider Incentive Group, the Actual Performance for such Provider Operating Metric with respect to such Provider Incentive Group during the applicable baseline period described in Section 3 below.

i)[*****]

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j)“Provider Performance Score” means:

(i)if for any Measurement Period the YTD Lift Percentage for a Provider Incentive Group is greater than or equal to [*****], then the result of the following (expressed as a percentage): the sum of (A) the result of (x) the difference of the YTD Lift Percentage and the Lower Bound Score, divided by (y) the difference of the applicable Upper Bound Score and the applicable Lower Bound Score, multiplied by (z) [*****], and (B) [*****]. An illustrated example of this “[*****]” Provider Performance Score is set forth in Appendix D to Exhibit 3 to the AMG Supplement.

[*****] = Provider Performance Score

For example, a YTD Lift Percentage of [*****] would result in a Provider Performance Score of [*****] since

[*****] = [*****]

or

(ii)if for any Measurement Period the YTD Lift Percentage for such Provider Incentive Group is less than [*****] then the result of the following (expressed as a percentage): (A) the difference of the YTD Lift Percentage and the applicable Lower Bound Score, divided by (B) the difference of the applicable Upper Bound Score and the applicable Lower Bound Score, multiplied by (C) [*****]. An illustrated example of this “[*****]” Provider Performance Score is set forth in Appendix E to Exhibit 3 to the AMG Supplement.

[*****] = Provider Performance Score

For example, a YTD Lift Percentage of [*****] would result in a Provider Performance Score of [*****] since

[*****] = [*****]

Notwithstanding the foregoing, in each case, the maximum Provider Performance Score is [*****] and the minimum Provider Performance Score is [*****].

k)“Quarterly Aggregate Lift” means, with respect to a Provider Incentive Group for any Measurement Period, the sum of the Metric Lifts for each Provider Operating Metric during such Measurement Period.

l)“Upper Bound Score” means with respect to a Provider Incentive Group: (i) for any Measurement Period in which the YTD Lift Percentage is less than [*****], [*****]; and (ii) for any Measurement Period in which the YTD Lift Percentage is greater than or equal to [*****].

m)“YTD Aggregate Lift” means, with respect to a Provider Incentive Group, the sum of the Quarterly Aggregate Lifts for each Measurement Period to date in the applicable Fiscal Year. For example, when calculated at the end of the third fiscal quarter in a Fiscal Year, the YTD Aggregate Lift equals the sum of the applicable Quarterly Aggregate Lifts in each of the first, second, and third fiscal quarters in such Fiscal Year.

n)“YTD Cash” means, with respect to a Provider Incentive Group, the aggregate Cash Collections to date for such Provider Incentive Group for the applicable Fiscal Year, for the applicable Provider Incentive Group.

o)“YTD Lift Percentage” means, with respect to a Provider Incentive Group, the YTD Aggregate Lift divided by the YTD Cash.
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2.Operating Metrics Scorecard
2.1.General. Operating Metrics Scorecards will be utilized for each Provider Incentive Group to determine the Provider Performance Score for the Provider Incentive Group for each Measurement Period in order to determine the amount of any Incentive Fee Payment earned by Supplier for such Measurement Period. For Metric 1, Metric 2 and Metric 3, the Operating Metrics Scorecard will be populated with the requisite financial performance data from (i) the Applicable Platforms used by the Eligible Medical Groups for each Measurement Period until the Parties mutually agree that the Crowe RCA System (or to the extent necessary, such other system or method as agreed by the Parties) is ready for use in connection with such Metrics, and (ii) thereafter, the Crowe RCA System (or such other system or method as agreed by the Parties). For Metric 4 and Metric 5, the Operating Metrics Scorecards will be populated with the requisite financial performance data from Supplier’s system of record; provided that Ascension will have the right to approve and audit Supplier’s calculations. The Applicable Platform for each Eligible Medical Group will be the sole source of data for the applicable Operating Metrics Scorecard. Each Operating Metrics Scorecard will also include the supporting information that is used to determine the Actual Performance for each Provider Operating Metric and the overall Provider Performance Scores.
2.2.Metrics. The “Provider Operating Metrics” are comprised of the following five (5) revenue cycle operating metrics, as each is further described and defined in Appendix A to Exhibit 3 to the AMG Supplement. The Provider Operating Metrics will be calculated separately for each Provider Incentive Group.
a.Metric 1: [*****]
b.Metric 2: [*****]
c.Metric 3: [*****]
d.Metric 4: [*****]
e.Metric 5: [*****]
3.Operating Metric Performance Baselines
Ascension and Supplier will calculate the Performance Baselines in accordance with this Section 3 for each Provider Operating Metric in the applicable Operating Metrics Scorecard. The Performance Baseline for each Provider Operating Metric will be as follows:

For the Presence Provider Group:

Metric 1 [*****]

Performance Baseline Period	FY Q1	FY Q2	FYQ3	FY Q4	Total Baseline
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

The baseline period for Metric 1 will be [*****]
Metric 2 [*****]
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Performance Baseline Detail
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

The baseline period for Metric 2 will be Calendar Year [*****]
The metric calculations will set the [*****] of the metric calculation to zero in all periods, and therefore a baseline for the [*****] is not required.

Metric 3 [*****]

Performance Baseline Detail
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

The baseline period for Metric 3 will be [*****]
Metric 4 [*****]
Performance Baseline value = [*****]
Metric 5 [*****]
Performance Baseline value = [*****]

For the Alexian Provider Group:

Metric 1 [*****]

Performance Baseline Period	FY Q1	FY Q2	FYQ3	FY Q4	Total Baseline
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

The baseline period for Metric 1 will be [*****]

Metric 2 [*****]

[*****].
Additionally, the metric calculations will set the change in [*****] of the metric calculation to zero in all periods, and therefore a baseline for the [*****] is not required.
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Metric 2a [*****]

Performance Baseline Detail
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Metric 2b [*****]

Performance Baseline Detail
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

The baseline for Metrics 2a and 2b will be [*****]
Metric 3 [*****]

Performance Baseline Detail
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

The baseline period for Metric 1 will be [*****]
Metric 4 [*****]
Performance Baseline value = [*****]
Metric 5 [*****]
Performance Baseline value = [*****]

4.Operating Metric Scorecard Performance
An Operating Metric Scorecard will be generated at the end of each Measurement Period summarizing Supplier’s overall Provider Operating Metrics performance for the Measurement Period for each Provider Incentive Group, including the Provider Performance Score, Quarterly Aggregate Lift, YTD Aggregate Lift, YTD Lift Percentage, and YTD Cash.

5.Timing of Calculation
The Operating Metrics Scorecard for the Provider Incentive Group will be calculated at the end of each Measurement Period. The calculation will be based on the [*****] of the applicable Measurement Period for each Provider Incentive Group, and will [*****] on the first day of each subsequent Fiscal Year [*****]. The Provider Operating Metrics will be measured quarterly, on a cumulative basis within any single Fiscal Year.

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6.Calculation of Incentive Fee Payments
Supplier shall be eligible for Incentive Fee Payments as calculated pursuant to this Section 6, in accordance with the Operating Metric Scorecard performance.

“Incentive Fee Earned Year-to-Date” means, with respect to a Provider Incentive Group for any Measurement Period, an amount equal to the product of:

(i)YTD Cash for such Provider Incentive Group,
multiplied by

(ii)     [*****]

multiplied by

(iii)     the applicable Provider Performance Score for such Provider Incentive Group in such Measurement Period.

“Incentive Fee Earned In Period” means, with respect to a Provider Incentive Group for any Measurement Period, an amount equal to the result of:

(i)The Incentive Fee Earned Year-to-Date for such Provider Incentive Group, less

(ii)The Incentive Fee Earned Year-to-Date for such Provider Incentive Group as of the end of the prior Measurement Period within the same Fiscal Year.
“Incentive Fee Payment” means, with respect to a Provider Incentive Group for any Measurement Period, an amount equal to the result of:

(i)The lesser of:
a.The sum of all Incentive Fees Earned In Period for the applicable Measurement Period for such Provider Incentive Group and all previous Measurement Periods within the applicable Fiscal Year
and

b.[*****] for such Provider Incentive Group for such Measurement Period less
(ii)The sum of all Incentive Fee Payments for such Provider Incentive Group for all previous Measurement Periods within the applicable Fiscal Year.
For the avoidance of doubt a schedule detailing a sample of this calculation has been included in Appendix C to Exhibit 3 to the AMG Supplement and a range of scenarios for the calculation of Provider Performance Scores has been included in Appendix F to Exhibit 3 to the AMG Supplement.

7.Review and Invoicing Process
Step 1:     Operating Metric Scorecards will be provided and distributed by Supplier to Ascension for each Provider Incentive Group in accordance with Section 2.1
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above by the 15th calendar day of the month following the end of each Measurement Period.

Step 2:    Ascension and Supplier will have [*****] days from the delivery of the Operating Metric Scorecards to review such Operating Metric Scorecards for the Provider Incentive Groups, perform audits of Applicable Platform data as appropriate, and work to reach agreement on the Operating Metrics Scorecards for the Measurement Period. In the event that a potential error is identified in an Operating Metrics Scorecard which error may, as determined by either Party, have a material impact on the measurement of the Operating Metrics Scorecard performance for the Measurement Period, the Parties will work to identify the range of impact of the potential error and shall establish a mutually agreed upon plan to review and resolve such potential error, which error will be resolved effective retroactively as the date that the error impacted the applicable measurement. Absent exceptional circumstances, the Parties will work to resolve all such issues within [*****] of discovery of such issue.

Step 3:    Supplier will invoice Ascension for each Incentive Fee Payment no later than [*****] days following the end of the Measurement Period for which the Provider Incentive Fees accrued. The invoice shall not include amounts associated with unresolved potential errors identified in Step 2 above. If any Incentive Fee Payment amount is negative for any particular Measurement Period, then such amount shall be held as a credit against Provider Incentive Fees owed in future Measurement Periods.

Step 4:    Incentive Fee Payments shall be jointly reviewed quarterly by Ascension and Supplier promptly following the delivery of Operating Metric Scorecard results by Supplier to Ascension. To the extent that neither Party delivers written notice of objection to such results within [*****] days following such delivery to Ascension, the performance results and the resulting Incentive Fee Payments shall be final and binding on the Parties.

8.Adjustments to Measurement Metrics
When appropriate, Ascension and Supplier can mutually agree to a Prospective Adjustment (i.e., an adjustment to the calculation of one or more metrics) when market events or actions outside of either Party’s control compromise the ability to accurately compare Actual Performance to Performance Baselines. Any such adjustments shall only take effect on a prospective basis from and after the Measurement Period during which the Parties agree to such adjustments. The Parties agree that a Prospective Adjustments may take into account any prior Measurement Periods affected by such Prospective Adjustment beginning as of the date either Party provides an Adjustment Request and any Measurement Periods thereafter. For the avoidance of doubt, a Prospective Adjustment may affect any Measurement Period during and after the Adjustment Request is made but not any Measurement Periods prior to the Adjustment Request.

The Parties will work in good faith during the twelve (12) months prior to the following effective dates to discuss any [*****]
[*****]
[*****]

9.Governance Principles
9.1.Code Mapping.
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a.Ascension will be responsible for mapping the transaction codes and planning codes within the Applicable Platforms to the applicable figures in the Provider Operating Metrics, and shall provide Supplier with sufficient time to review, discuss and concur with such mapping of transaction codes and planning codes before they are implemented.

b.     If Supplier does not agree to any mapping of any transaction code or planning code proposed by Ascension, then the Parties shall seek to resolve the dispute in good faith. However, if the Parties are unable to resolve the dispute, then the issue will be escalated to the Cost Board for resolution.

9.2.    Notification. Supplier agrees to promptly notify Ascension of any proposed changes in the processes or technology under their management that are reasonably likely to impact any of the revenue cycle operating metrics including but not limited to the use of transaction codes or management of accounts receivables. Ascension will have sufficient time to review and discuss the proposed changes before they are implemented and, if requested by Ascension, Supplier will provide an account sampling to ensure that any such proposed changes will be accurate.
9.3.     Records. Supplier and Ascension will maintain a reconciled record of the key assumptions used to derive targets and/or make decisions to support development and management of the Operating Metrics Scorecard.
9.4.    Supplier Access. Ascension shall provide to Supplier access to the Applicable Platform databases to review, reconcile and validate the data used to populate the Operating Metrics Scorecard. Supplier will have the right to audit the Applicable Platform database. In the event the Supplier’s auditor requires information regarding or from the database or access to the database in connection with its audit related to Supplier’s financial or operating controls, Ascension shall reasonably cooperate with Supplier to secure that information for Supplier’s auditors. Any data or database deficiencies will be addressed by Ascension (on behalf of the applicable Eligible Medical Group) in a timely manner.
9.5.    Windfall Situations and Changes in the Environment. In the event that there is a Force Majeure Event, a material change in the environment in which the Eligible Medical Groups are operating their revenue cycles, or a material change in the laws and regulations that apply to Ascension, Supplier, or an individual Eligible Medical Group which significantly impacts the economics of one or more of the Parties or frustrates the ability of a Party to perform its obligations hereunder, through no fault of its own, the applicable Party shall have the right to request that the other Party consider a fair and appropriate adjustment to the Operating Metrics Scorecard. Upon such request, Supplier and Ascension will discuss the impact associated with the change in circumstance, with the outcome to equitably reflect the impact on the Operating Metrics Scorecard. Examples of material matters that could affect one or more metrics on the Operating Metrics Scorecard performance include, but are not limited to, the following:
•Payor bankruptcies.
•A pattern of services to patients for whom a Eligible Medical Group is not certified by a payor to bill for such services and thus not entitled to reimbursement.
•Changes in Self-Pay Discounts and/or changes in Charity Policy.
•Material growth or decline in self pay population or patient residual balance after insurance.
•Changes in accounts receivable write-off policies or Medicaid Pending aging policies
•Implementation of new systems outside the control of Supplier (e.g., new patient accounting system).
•Regulatory changes, including changes to the ICD nomenclature (e.g., ICD-11) or changes to the status of Medicaid Expansion in a given state.
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